As filed with the Securities and Exchange Commission on June 4, 1997
                                                  Registration Nos. 333-27943-01
                                                                    333-27943
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------


                          PRE-EFFECTIVE AMENDMENT NO. ^2
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                        --------------------------------


                               PFBI CAPITAL TRUST
                         PREMIER FINANCIAL BANCORP, INC.
           ----------------------------------------------------------
           (Exact Name of Registrants as Specified in their Charters)



           Delaware                                             Requested
           Kentucky                      ^6022                  61-1206757
------------------------------  --------------------------- --------------------
(States or Other Jurisdictions  (Primary Standard Industry   (I.R.S. Employer
       of Incorporation         Classification Code Number) Identification Nos.)
       or Organization)


               120 N. Hamilton Street, Georgetown, Kentucky 40324
                                 (502) 863-7500
--------------------------------------------------------------------------------
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrants' Principal Executive Offices)

                               Mr. J. Howell Kelly
                      President and Chief Executive Officer
                         Premier Financial Bancorp, Inc.
               120 N. Hamilton Street, Georgetown, Kentucky 40324
                                 (502) 863-7500
--------------------------------------------------------------------------------
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)

                  Please send copies of all communications to:

John J. Spidi, Esq.                     David W. Harper, Esq.    Steven L. Kaplan, Esq.
MALIZIA, SPIDI, SLOANE & FISCH, P.C.    2450 Meidinger Tower     ARNOLD & PORTER
1301 K Street, N.W., Suite 700 East     Louisville, KY 40202     555 Twelfth Street,
Washington, D.C.  20005                                          Washington, D.C. 20004

                  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED
                SALE TO THE PUBLIC: As soon as practicable after
                 this registration statement becomes effective.

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[ ]

         The prospectus contained in this Registration Statement will be used in connection with the offering of the following securities: (1)______% Preferred Securities of PFBI Capital Trust; (2)______% Junior Subordinated Debentures of Premier Financial Bancorp, Inc.; and (3) a Guarantee of Premier Financial Bancorp, Inc. of certain obligations under the Preferred Securities.




                 PART II: INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.          Other Expenses of Issuance and Distribution

*        Registration Fees................................          $  8,700
*        Legal Services...................................           150,000
*        Printing and Engraving...........................            25,000
*        Nasdaq Listing Fees..............................            10,600
*        Accounting Fees..................................            15,000
*        Trustee Fees and Expenses........................            20,000
*        Blue Sky Fees and Expenses.......................             5,000
*        Miscellaneous....................................             5,700
                                                                     -------
*        TOTAL............................................          $240,000
                                                                     =======


Item 16.          Exhibits and Financial Statement Schedules:

                  The financial  statements  and exhibits  filed as part of this
                  Registration Statement are as follows:
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

                   (a)     List of Exhibits:

                  1.1      Form of Underwriting Agreement.^
                  3.1      Articles of Incorporation of Premier Financial Bancorp, Inc. (the "Company")
                           (included as Exhibits 3.1 and 3.2 to the Company's Registration Statement on
                           Form S-1, Registration No. 333-1702, as amended, filed with the Securities and
                           Exchange Commission and incorporated herein by reference).
                  3.2      Bylaws of Premier Financial Bancorp, Inc. (included as Exhibit 3.2 to the
                           Company's Registration Statement on Form S-1, Registration No. 333-1702, filed on February 28, 1996, with the Securities and Exchange Commission and incorporated herein by reference).
                  4.1      Form of Junior Subordinated Indenture.*
                  4.2      Form of Junior Subordinated Debenture Certificate.*
                  4.3      Form of Trust Agreement.*
                  4.4      Form of Amended and Restated Trust Agreement.*
                  4.5      Form of Preferred Security.*
                  4.6      Form of Guarantee.*
                  5.1      Opinion of Richards, Layton & Finger.^
                  5.2      Opinion of Malizia, Spidi, Sloane, & Fisch, P.C.^*
                  8.1      Tax Opinion of Malizia, Spidi, Sloane, & Fisch, P.C.^*
                  10.1     Amended and Restated Preferred Stock Purchase Agreement dated as of
                           September  29, 1994,  between  First  Guaranty  Bank,
                           Hammon,  Louisiana,  and  the  Company  (included  as
                           Exhibit 10.3 to the Company's  Registration Statement
                           on Form  S-1,  Registration  No.  333-1702,  filed on
                           February 28, 1996,  with the  Securities and Exchange
                           Commission and incorporated herein by reference).
                  10.2     Employment Agreement dated March 16, 1992, between Georgetown Bank &
                           Trust Company and Gardner E. Daniel (included as Exhibit 10.4 to the
                           Company's Registration Statement on Form S-1, Registration No. 333-1702, filed




                           on  February  28,  1996,   with  the  Securities  and
                           Exchange   Commission  and  incorporated   herein  by
                           reference).
                 10.3      Deferred  Compensation  Agreement  dated December 17,
                           1992,  between  Georgetown  Bank & Trust  Company and
                           Gardner E. Daniel  (included  as Exhibit  10.5 to the
                           Company's   Registration   Statement   on  Form  S-1,
                           Registration  No.  333-1702,  filed on  February  28,
                           1996, with the Securities and Exchange Commission and
                           incorporated herein by reference).
                 10.4      Premier Financial Bancorp, Inc. 1996 Employee Stock Ownership Incentive Plan
                           (included as Exhibit 10.6 to the Company's Registration Statement on Form S-1,
                           Registration No. 333-1702, filed on February 28, 1996, with the Securities and
                           Exchange Commission and incorporated herein by reference).
                ^10.5      Agreement and Plan of Merger dated May 28, 1997, by
                           and between the registrant and the Sabina Bank.
                 23.1      Consent of Eskew & Gresham, P.S.C.*
                 23.2      Consent of McNeal, Williamson & Co.*
                 23.3      Consent of Richards, Layton & Finger (included in Exhibit 5.1).
                 23.4      Consent of Malizia, Spidi, Sloane & Fisch, P.C. (included in Exhibit 5.2).
                 25.1      Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of
                           Bankers Trust Company, as trustee under the Junior Subordinated Indenture, the
                           Amended and Restated Trust Agreement and the Guarantee Agreement relating to PFBI Capital Trust.^

                  (b)      Financial Statements Schedules**

------------------
*        Previously filed.
** All schedules are omitted because they are not required or applicable or the required information is shown in the financial statements or the notes thereto.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Georgetown, Kentucky, as of June ^4, 1997.


                                  PREMIER FINANCIAL BANCORP, INC.



                                  By:      /s/ J. Howell Kelly
                                           -------------------------------------
                                           J. Howell Kelly
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)





         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated as of June ^4, 1997.




/s/ J. Howell Kelly                         /s/ Marshall T. Reynolds
-------------------------------------       ------------------------------------
J. Howell Kelly                             Marshall T. Reynolds
President and Chief Executive Officer       Chairman of the Board
(Principal Executive, Financial and
     Accounting Officer)



/s/ Toney K. Adkins                         /s/ E. V. Holder, Jr.
-------------------------------------       ------------------------------------
Toney K. Adkins                             E. V. Holder, Jr.
Director                                    Secretary and Director



                                            /s/ Wilbur M. Jenkins
-------------------------------------       ------------------------------------
Gardner E. Daniel                           Wilbur M. Jenkins
Senior Vice President,                      Director
    Assistant Secretary and Director



/s/ Benjamin T. Pugh
-------------------------------------
Benjamin T. Pugh
Executive Vice President, Treasurer and Director

                                    SIGNATURE



              Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Georgetown, Kentucky, as of June ^4, 1997.



                              PFBI CAPITAL TRUST

                              By:      PREMIER FINANCIAL BANCORP, INC.
                                       as Depositor



                              By:      /s/ J. Howell Kelly
                                       -----------------------------------------
                                       J. Howell Kelly
                                       President and Chief Executive Officer